EXHIBIT INDEX

(a)(3) Articles of Amendment to the Articles of Incorporation, dated November 14, 2002.

(d)(9) Investment Management Services Agreement, dated January 8, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Corporation.

(d)(10) Investment Management Services Agreement, dated December 1, 2002, between Growth Trust on behalf of Aggressive Growth Portfolio, Growth Portfolio and Growth Trends Portfolio and American Express Financial Corporation.

(d)(11) Investment Management Services Agreement, dated December 1, 2002, between Registrant on behalf of AXP Large Cap Equity Fund and AXP Large Cap Value Fund and American Express Financial Corporation.

(e)(4) Distribution Agreement dated January 9, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Advisors, Inc.

(g)(8) Custodian Agreement dated January 9, 2003 between Registrant on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Trust Company.

(h)(9) Administrative Services Agreement dated January 9, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Corporation.

(h)(19) Class Y Shareholder Service Agreement dated January 9, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Advisors Inc.

(h)(23) Transfer Agency Agreement dated January 9, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Client Service Corporation.

(i)       Opinion and Consent of Counsel.

(m)(4) Plan and Agreement of Distribution dated January 9, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund and American Express Financial Advisors Inc.

(m)(8) Plan and Agreement of Distribution For Class C Shares dated January 9, 2003, between Registrant on behalf of AXP Quantitative Large Cap Equity Fund and American Express Financial Advisors Inc.

(q)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated January 8, 2003.

(q)(4) Trustees Power of Attorney to sign Amendments to this Registration Statement, January 8, 2003.